Warrant Liability	12 Months Ended
Dec. 31, 2024
Warrant Liability [Abstract]
Warrant liability

Note 19 — Warrant liability

The Company’s subsidiary, MicroAlgo Inc. (“MicroAlgo”), consummated a private placement of 225,000 Private Units at USD 10.0 per unit simultaneously with the closing of its initial public offering in 2021 (See Note 1 - Nature of business and organization). Each Unit consists of one ordinary share of MicroAlgo Inc, par value $0.001 per share, one warrant (“Private Warrant”) entitling its holder to purchase one-half of one share at a price of $11.50 per share, and one right to receive one-tenth (1/10) of one share upon the consummation of the Company’s initial business combination.

The Private Warrants will be exercisable on a cashless basis and will be non-redeemable so long as they are held by the initial purchasers or their permitted transferees. If the Private Warrants are held by someone other than the initial purchasers or their permitted transferees, the Private Warrants will be redeemable by MicroAlgo and exercisable by such holders on the same basis as the Public Warrants.

The private warrants are accounted for as liabilities in accordance with ASC 815-40 and are presented within warrant liabilities on the balance sheets. The warrants were classified as Level 3 at the initial measurement date due to the use of unobservable inputs. MicroAlgo established the initial fair value for the private warrants at USD 380,000 on February 11, 2021, the date of the Company’s Initial Public Offering, using a Black-Scholes model.

The key inputs into the Black-Scholes model were as follows at their following measurement dates:

	December 09, 2022	December 31, 2023	December 31, 2023	December 31, 2024	December 31, 2024
	USD	USD	RMB	USD	RMB
Input
Share price	10.47	0.91	6.45	3.76	27.03
Risk-free interest rate	3.8%	3.95%	3.95%	4.26%	4.26%
Volatility	5.7%	5.7%	5.7%	59.5%	59.5%
Exercise price	11.50	11.50	81.45	2,300.00	16,533.32
Warrant life (yr)	4.97	3.92	3.92	2.92	2.92

As of December 09, 2022, the aggregate value of the private warrants was RMB 861,869 (USD 123,750). The change in fair value from January 1, 2022 to December 9, 2022 was approximately RMB 2.1 million (USD 0.3 million) was included in the historical retained earnings (accumulated deficits) of MicroAlgo. The fair value of the warrants on December 31, 2022, 2023 and 2024 were nil, mainly due to the high exercise price comparing to actual share price.